UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

STERLING INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Hughes Landing Blvd. The Woodlands, Texas		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 214-0777

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, $0.01 par value per share	STRL	The NASDAQ Stock Market LLC
(Title of Class)	(Trading Symbol)	(Name of each exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 14, 2025, the Board of Directors (the “Board”) of Sterling Infrastructure, Inc. (the “Company”) appointed Ronald A. Ballschmiede, the Company’s Executive Vice President and former Chief Financial Officer and Chief Accounting Officer, as the Company’s interim Chief Financial Officer and Chief Accounting Officer. The Company has initiated a formal search process to identify a permanent Chief Financial Officer. Mr. Ballschmiede’s biographical information is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission on March 26, 2024, and is incorporated herein by reference.

Mr. Ballschmiede’s appointment is not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Ballschmiede and any director, executive officer or other person that would require disclosure under Item 401(d) of Regulation S-K. There are no transactions in which Mr. Ballschmiede has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Upon approval of the Board, Sharon R. Villaverde ceased serving as Chief Financial Officer and Chief Accounting Officer, without cause, on March 14, 2025. Ms. Villaverde’s departure from Sterling Infrastructure, Inc. is not the result of any issue, concern or disagreement with Sterling’s accounting, financial reporting or internal control over financial reporting. In connection with her separation from the Company, Ms. Villaverde will receive the payments and benefits due under the terms of the Company’s Senior Executive Incentive Compensation Program and, subject to her execution and non-revocation of a release agreement, certain payments under her offer letter from the Company dated December 20, 2023

Item 8.01     Other Events.

A copy of the Company’s press release announcing the re-appointment of Mr. Ballschmiede to resume such roles is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press release, dated March 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING INFRASTRUCTURE, INC.

Date:	March 14, 2025	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)